                                                                    Exhibit 10-B

                                Amendment No. 5

                                      to

                        National Steel Credit Agreement

          Amendment No. 5 (this "Amendment"), dated as of May 14, 2001, by and among National Steel Corporation (the "Borrower"), the financial institutions parties hereto (the "Consenting Lenders"), Citicorp USA, Inc., as agent for the Lenders and Issuers under the Credit Agreement defined below (the "Administrative Agent"), and The Fuji Bank, Limited, as syndication agent for the Lenders and Issuers under the Credit Agreement (defined below) (the "Syndication Agent"), to that certain Credit Agreement dated as of November 19, 1999 by and among the Borrower, the Administrative Agent, the Syndication Agent and the financial institutions and other entities from time to time party thereto as a Lender or Issuer (such Credit Agreement, as heretofore amended, the "Credit Agreement").

                             W i t n e s s e t h:

          Whereas, the Borrower, the Consenting Lenders, the Administrative Agent and the Syndication Agent are parties to the Credit Agreement and, as of the date hereof, the Consenting Lenders constitute Requisite Lenders; and

          Whereas, the parties hereto wish to amend the terms of the Credit Agreement as set forth herein;

          Now, Therefore, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

     Section 1. Defined Terms. Capitalized terms used herein but not defined herein shall have the definitions given to them in the Credit Agreement.

     Section 2.  Amendments.

          The Credit Agreement is, effective as of the Amendment Effective Date, amended as follows:

          (a) Amendment to Article I (Definitions, Interpretation and Accounting Terms)


               (1)  A definition of "Granite City Assets" is hereby inserted in
Section 1.1 (Defined Terms) of the Agreement immediately prior to the definition of "Gross Receivables Availability" to read in its entirety as follows:

                                             AMENDMENT NO. 5 TO CREDIT AGREEMENT
                                                      NATIONAL STEEL CORPORATION


               "Granite City Assets" means the "Equipment," "Inventory," "Trademarks" and "Other Assets," each as defined in Schedule V (Granite City Assets), having an aggregate Fair Market Value for all such assets not in excess of $3,000,000.

          (b)  Amendment to Article VIII (Negative Covenants).

               (1) Clause (a) of Section 8.7 (Sale of Assets) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               (a) The Borrower will not, and will not permit any of its Material Subsidiaries to, engage in any Asset Sale, except, (i) the sale of Accounts and certain related property pursuant to the Receivables Purchase Facility to the extent permitted under the Intercreditor Agreement, (ii) any Asset Sale permitted under Section 4.08 (Limitation on Sale of Mortgaged Property) or (other than an Asset Sale involving any Collateral)
     Section 4.10 (Limitation on Sale of Assets Other than Mortgaged Property) of the Indenture, (iii) [Intentionally Omitted], (iv) [Intentionally Omitted] and (v) as long as no Default or Event of Default is continuing or would result therefrom, the sale of the Granite City Assets for Fair Market Value, payable in cash upon such sale; provided, however, that with respect to such sale of Granite City Assets, (x) the aggregate consideration received for such sale shall not exceed $3,000,000 and (y) all Net Cash Proceeds of such sale, other than Net Cash Proceeds from the sale of "Equipment" set forth on and as defined in Schedule V (Granite City Assets), are applied to the prepayment of the Obligations to the extent required by Section 2.9 (Mandatory Prepayments).

          (c)  Amendment to Schedules.

               (1) A new Schedule V (Granite City Assets) is hereby added to the Credit Agreement to read in its entirety as set forth in Exhibit A hereto.

     Section 3. Conditions of Effectiveness. This Amendment No. 5 shall become effective when, and only when, each of the following conditions shall have been satisfied or duly waived by the Administrative Agent (the "Amendment Effective Date"):

          (a) Certain Documents. The Administrative Agent shall have received all of the following, all of which shall be in form and substance satisfactory to the Administrative Agent, in sufficient executed copies for each of the
Lenders:

               (1) this Amendment, duly executed by the Borrower, the Guarantor, the Administrative Agent and Lenders constituting the Requisite Lenders;

               (2) an amendment to the NUF Credit Agreement, duly executed and delivered by the parties thereto, in form and substance satisfactory to the Administrative Agent;

               (3) the "Equipment," as defined Exhibit A hereto, shall be released from the lien under the Indenture in accordance with its terms, in form and substance satisfactory to the Administrative Agent;

                                             AMENDMENT NO. 5 TO CREDIT AGREEMENT
                                                      NATIONAL STEEL CORPORATION


               (4) a favorable opinion of Yukevich, Marchetti, Liekar & Zangrilli, P.C., counsel to the Loan Parties, in form and substance satisfactory to the Administrative Agent; and

               (5) such additional documentation as the Administrative Agent or the Requisite Lenders may reasonably require.

          (b) Representations and Warranties. Each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Credit Agreement" shall be deemed to include this Amendment;

          (c) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects in form and substance to the Administrative Agent and the Requisite Lenders.

          (d) No Event of Default. No Event of Default or Default shall have occurred and be continuing on the Amendment Effective Date.

          (e) Fees and Expenses Paid. On the Amendment Effective Date the Borrower shall have paid all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and all other Loan Documents and payment of all costs, expenses and fees due under any Loan Document.

     Section 4. Representations and Warranties. On and as of the Amendment Effective Date, after giving effect to this Amendment No. 5, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

          (a) This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms;

          (b) Neither this Amendment nor the consummation of the transactions contemplated hereunder constitute a breach of the Indenture or the Receivables Purchase Facility;

          (c) Each of the representations and warranties set forth in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the Amendment

                                             AMENDMENT NO. 5 TO CREDIT AGREEMENT
                                                      NATIONAL STEEL CORPORATION


Effective Date, except to the extent that such representations and warranties specifically relate to a specific date, in which case the representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Credit Agreement" shall be deemed to include this Amendment; and

          (d)  No Default or Event of Default has occurred and is continuing.

     Section 5.  Reference to the Effect on the Loan Documents.

          (a) As of the Amendment Effective Date, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. The table of contents, signature pages and list of Exhibits and Schedules of the Credit Agreement shall be modified to reflect the changes made in this Amendment.

          (b) Except as specifically amended herein, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment No. 5 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          (d)  This Amendment is a Loan Document.

     Section 6. Guarantor Consent. The Guarantor hereby consents to, and agrees to be bound by, the terms of the Credit Agreement as amended hereby and agrees that the terms of this Amendment shall not affect in any way its obligations and liabilities under the Loan Documents, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

     Section 7. Execution in Counterparts. This Amendment No. 5 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

     Section 8. Governing Law. This Amendment No. 5 shall be governed by and construed in accordance with the law of the State of New York.

     Section 9. Headings. Section headings in this Amendment No. 5 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 5 for any other purpose.

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                                             AMENDMENT NO. 5 TO CREDIT AGREEMENT
                                                      NATIONAL STEEL CORPORATION



                            [Signature Page Follows]

          In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first above written.


                                 National Steel Corporation

                                 By:    /s/ William E. McDonough
                                      --------------------------
                                 Name: William E. McDonough
                                 Title: Treasurer

                                 Citicorp USA, Inc.,
                                    as Administrative Agent

                                 By:     /s/ David Jaffe
                                      ------------------
                                 Name: David Jaffe
                                 Title: Vice President

                                 The Fuji Bank, Limited,
                                    as Syndication Agent

                                 By:
                                      --------------------
                                 Name:
                                 Title:

                                 Citibank, N.A.,
                                    as Issuer

                                 By:
                                      ---------------------
                                 Name:
                                 Title:

                                 Lenders:
                                 Bank of America, N.A.

                                 By:
                                      ---------------------
                                 Name:
                                 Title:

                                 Citicorp USA, Inc.

                                 By:     /s/ David Jaffe
                                      ------------------

                                 Name: David Jaffe
                                 Title: Vice President

                                 Comerica Bank


                                 By:  /s/ Harold A. LaCount
                                      ----------------------

                                 Name: Harold A. LaCount
                                 Title: Vice President

                                 Morgan Guaranty Trust Company of New York


                                 By:  /s/ Kimberly L. Turner
                                      -----------------------
                                 Name: Kimberly L. Turner
                                 Title: Vice President

                                 LaSalle Business Credit, Inc.


                                 By:  /s/ J. R. Costanza
                                      ------------------
                                 Name: Joseph R. Costanza
                                 Title: Senior Vice President

                                 Mellon Bank, N.A.


                                 By:  /s/ John K. Walsh
                                      ------------------
                                 Name: John K. Walsh
                                 Title: Vice President

                                 National City Commercial
                                    Finance, Inc.


                                 By:  /s/ Gregory A. Godec
                                      ---------------------
                                 Name: Gregory A. Godec
                                 Title: Senior Vice President

                                 The Fuji Bank, Limited


                                 By:
                                      ---------------------
                                 Name:
                                 Title:

Acknowledged and Agreed
   as of the date first above written

National Steel Pellet Company,
   as Guarantor

By:  /s/ William E. McDonough
     -------------------------
Name: William E. McDonough
Title: Treasurer